UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On November 28, 2018, Genie Energy Ltd. (the “Company”), filed a prospectus supplement with the Securities and Exchange Commission which contemplates the sale, for gross aggregate sale price of up to $10,000,000, of shares of the Company’s Class B common stock (the “Shares”) from time to time in “at the market offerings” pursuant to an At Market Issuance Sales Agreement with B. Riley FBR, Inc. (the “Sales Agent”), dated as of November 27, 2018 (the “ATM Sales Agreement”). Sales pursuant to the ATM Sales Agreement will be made only upon instructions by the Company to the Sales Agent, and the Company cannot provide any assurances that it will issue any Shares pursuant to the ATM Sales Agreement.

The Company does not intend to instruct the Sales Agent to make any sales pursuant to the ATM Sale Agreement until such time as it has a defined use of proceeds that it believes would be in the best interest of its stockholders and if the market price at such time is at an acceptable level.

A copy of the ATM Sales Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the ATM Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

Schwell Wimpfheimer & Associates, LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Document
1.1	At Market Issuance Sales Agreement between Genie Energy Ltd. and B. Riley FBR, Inc., dated November 27, 2018.
5.1	Opinion of Schwell Wimpfheimer & Associates, LLP.
23.1	Consent of Schwell Wimpfheimer & Associates, LLP (included in Exhibit 5.1)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein
Title: Chief Executive Officer

Dated: November 28, 2018

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 EXHIBIT INDEX

Exhibit No.	Document
1.1	At Market Issuance Sales Agreement between Genie Energy Ltd. and B. Riley FBR, Inc., dated November 27, 2018.
5.1	Opinion of Schwell Wimpfheimer & Associates, LLP.
23.1	Consent of Schwell Wimpfheimer & Associates, LLP (included in Exhibit 5.1)

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